UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

SOUTHERN CALIFORNIA EDISON COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

626-302-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibit include forward-looking statements. Southern California Edison Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company. Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Southern California Edison Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Item 2.02	Results of Operations and Financial Condition

This Form 8-K/A amends the Form 8-K filed by Southern California Edison Company on March 1, 2010 in connection with the financial results of Edison International, Southern California Edison Company’s corporate parent, and its subsidiaries for the year ended December 31, 2009 and the financial teleconference held on March 1, 2010 (the “Original 8-K”). Southern California Edison Company is furnishing this Form 8-K/A for the sole purpose of providing corrections to the presentation used in connection with the financial teleconference, which is furnished with this report on amended Exhibit 99.2. The corrections to the financial teleconference presentation do not affect the press release reporting the financial results that was furnished as Exhibit 99.1 to the Original 8-K but that exhibit is re-furnished with this Form 8-K/A for convenience. No other changes to the Original 8-K have been made.

Exhibit 99.2 is amended by correcting the Edison International core earnings per share (Low and Mid) for the 2010 Earnings Guidance column on slide 13 of the financial teleconference presentation. The 2010 earnings guidance is not otherwise being changed or amended. The updated version of Exhibit 99.2 is attached hereto and supersedes Exhibit 99.2 to the original Form 8-K filed on March 1, 2010 in its entirety.

The information furnished in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933. Southern California Edison Company will revise the presentation posted on its website at www.edisoninvestor.com.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Senior Vice President, Chief Financial Officer and Acting Controller

Date: March 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated March 1, 2010 (File No. 1-9936, filed as Exhibit 99.1 to Edison International’s Form 8-K dated March 1, 2010 and filed March 1, 2010)*

99.2	Corrected Edison International Fourth Quarter 2009 Financial Teleconference dated March 1, 2010 (File No. 1-9936, filed as Exhibit 99.2 to Edison International’s Form 8-K dated March 1, 2010 and filed March 1, 2010)*

*	Incorporated by reference pursuant to Rule 12b-32.